EXHIBIT 10.01

                                FOURTH AMENDMENT
                             TO EMPLOYMENT AGREEMENT
                              DATED MARCH 25, 1993


     Reference is made to the Executive Employment Agreement dated as of March 25, 1993, as amended on March 31, 1995, March 31, 1996 and March 31, 1997 (the "Agreement") by and between J. Baker, Inc. and Sherman N. Baker. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 3(a) of the Agreement entitled "Compensation" is hereby amended by deleting the figure "$255,150" in the third line thereof and inserting in its place the figure "$229,640".

         2. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1998" in the fifth line thereof and inserting in its place the phrase "ending on April 1, 1999".

         3. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




By: /s/ Alan I. Weinstein                                     March 31, 1998
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Alan I. Weinstein                                             Date
President and
Chief Executive Officer



/s/ Sherman N. Baker                                          March 31, 1998
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Sherman N. Baker                                              Date